FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, S.C.  20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2009

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached is Exhibit 99.1, AZZ incorporated's Press Release reporting the Company's unaudited earnings and other selected financial information for the three month period ended May 31, 2009, dated June 26, 2009.

ITEM 8.01 OTHER EVENTS

Attached is Exhibit 99.2, Unaudited Financial and Other Statistical Information, for the three month period ended May 31, 2009 and Guidance for Fiscal Year 2010, which compiles AZZ incorporated’s unaudited financial and other statistical information for the three month period ended May 31, 2009 and provides forward looking guidance for the fiscal year ending February 28, 2010.  The guidance for the fiscal year to end February 28, 2010, consists of either a projected range or management’s estimate of most likely results.  These projections involve risk and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results will vary from these forecasts.  We undertake no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

ITEM 9.01 EXHIBITS

The following exhibits are filed as part of this report.

Exhibit 99.1	AZZ incorporated's Press Release reporting the Company's unaudited earnings and other selected financial information for the three month period ended May 31, 2009, dated June 26, 2009

Exhibit 99.2	Unaudited Financial and Other Statistical Information for the three month period ended May 31, 2009, and Guidance for Fiscal Year 2010

FORWARD LOOKING STATEMENTS

Except for the statements of historical fact, this release may contain forward-looking statements that involve risks and uncertainties some of which are detailed from time to time in documents filed by the Company with the SEC. Those risks and uncertainties include, but are not limited to: changes in customer demand and response to products and services offered by the company, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets the Company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement the Company's growth strategy.  The Company can give no assurance that such forward-looking statements will prove to be correct. We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 6/26/2009	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer